PRUDENTIAL JENNISON BLEND FUND, INC.

Supplement dated January 11, 2016 to the Fund’s Currently Effective Summary Prospectus, Statutory Prospectus and SAI

This supplement amends and supersedes any contrary information contained within the Fund’s Prospectus and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Effective January 15, 2016, Sheetal Prasad will join Blair A. Boyer, Spiros “Sig” Segalas, Warren N. Koontz, Jr., CFA, John P. Mullman, CFA, Jason M. Swiatek, CFA, and Jason T. McManus as a portfolio manager for the Fund. To reflect these changes, the Prospectus and SAI are revised, as follows:

In the section of the Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” is revised by deleting the portfolio manager table and substituting the new table appearing below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Blair A. Boyer	Managing Director	January 2005
		Spiros “Sig” Segalas	Director, President & Chief Investment Officer	February 2005
		Warren N. Koontz, Jr., CFA	Managing Director	September 2014
		John P. Mullman, CFA	Managing Director	November 2008
		Jason M. Swiatek, CFA	Managing Director	November 2013
		Jason T. McManus	Managing Director	November 2008
		Sheetal Prasad, CFA*	Managing Director	January 2016

*Sheetal Prasad will be named portfolio manager effective January 15, 2016.

In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Managers” is revised by adding the following professional biography for Ms. Prasad:

Sheetal Prasad, CFA, is a managing director, small cap core portfolio manager, and an equity research analyst. She joined Jennison Associates in October 2007 and was named co-portfolio manager of small cap portfolios in January 2016. Prior to Jennison, Ms. Prasad was a small and midcap health care equity research analyst at DWS Scudder Investments, a division of Deutsche Bank. She began her equity research career in 2000 as an associate at Bear, Stearns & Co., where she worked with the medical device research team. She received a BS in biology from Georgetown University. She is a member of The New York Society of Security Analysts and CFA Institute.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Ms. Prasad:

Portfolio Managers	Registered Investment Companies/Total Assets (Millions)	Other Pooled Investment Vehicles/Total Assets (Millions)	Other Accounts/Total Assets (Millions)*	Ownership of Fund Shares
Sheetal Prasad, CFA	0/$0	4/$747	10/$2,078	None

Information in the above table is as of December 31, 2015 and is pro forma. * Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Messrs. Boyer and Segalas is measured against the Russell 1000 Growth Index.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Mr. Koontz is measured against the Russell 1000 Value Index.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Messrs. Mullman, Swiatek and McManus and Ms. Prasad is measured against the Russell 2000 Index.
•	Performance for the composite of accounts that includes the total Fund is measured against the Standard & Poor’s 500 Index and is considered for Mr. McManus.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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